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D O D G E & C O X                                     D O D G E & C O X
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  Income Fund
                                                        Income Fund
                                                      Established 1989

Investment Managers                                   -----------------
    Dodge & Cox
One Sansome Street                                    -----------------
    35th Floor
   San Francisco
California 94104-4405
   (415) 981-1710


For Fund literature and
Information, please
write or call:

  Dodge & Cox Funds
      c/o BFDS
    P.O. Box 9051
       Boston
Massachusetts 02205-9051
     (800) 621-3979
-----------------

  This report is submitted
for the general information
of the shareholders of the
Fund. The report is not
authorized for distribution
to prospective investors                               Quarterly Report
in the Fund unless it is                                March 31, 1998
accompanied by an effective
prospectus.                                                 1998
-----------------                                     -----------------
                                                      -----------------
                                                      -----------------
Printed on recycled paper.
3/98 IF QR
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                              D o d g e  &  C o x
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                                  Income Fund


To Our Shareholders
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The Dodge & Cox Income Fund provided a total return of 1.41% for the quarter ended March 31, 1998 compared to a total return of 1.54% for the Lehman Brothers Aggregate Bond Index (LBAG), a broad-based index composed of investment grade bonds. Average annual returns for longer time periods are summarized on page three of this report.

Short and Intermediate Rates Fall in First Quarter

Short and intermediate rates for U.S. Treasury securities fell between 8 and 10 basis points in the first quarter (one basis point is equal to 1/100 of 1%). The yield on the 30-year U.S. Treasury, after moving within a range of 5.7% to 6.1%, finished the quarter almost unchanged at 5.9%. This small change in the yield curve was motivated, in part, by continued signs of strong economic growth and low inflation: the advance estimate for first quarter real GDP growth is 4.2% while consumer prices were essentially unchanged. The modest drop in interest rates resulted in slightly higher prices for the short and intermediate maturity securities in the Fund.

The Fund's relative performance benefited from an overweight position in the mortgage-backed security sector and a slightly higher yield. This positive contribution was offset by an overweight position in corporate securities. Mortgages outperformed both the government and corporate sectors for the quarter, despite prepayment uncertainty in the lower interest rate environment. The corporate sector suffered from slightly wider yield premiums amid continued concern over the potential impact on U.S. corporations of the economic slowdown in Asia.

A Discussion of Duration

At the beginning of the quarter, we lowered the duration of the Income Fund from about 105% of the duration of the benchmark LBAG Index to roughly equal that of the Index (4.35 versus 4.48 for the Index). Given this recent adjustment to the portfolio, we think it is an appropriate time to discuss the duration decision in greater detail and outline our rationale for a duration-neutral posture versus the broad fixed-income market.

The duration of a fixed-income security (or portfolio of fixed-income securities) measures the sensitivity of the secur ity's price to changes in the general level of interest rates. The value, often stated in years, represents the approximate percentage change in price if yields rise or fall by 1%. Thus, for a given change in yields (either up or down), a longer duration security will experience a greater change in market value than a shorter duration security, all else being equal.

We determine the target duration of the Income Fund based on our assessment of the probability of bonds producing attractive real rates of return (the return after adjusting for inflation) over periods of three-to-five years. In making this decision, we simulate the Fund's expected returns under a wide range of interest rate and inflation scenarios. These simulations, together with our outlook for inflation, illustrate the likelihood of fixed-income portfolios of various durations producing positive real returns. The results of this analysis form the basis for discussion among our investment professionals and are an important input in determining an appropriate duration for the Fund.

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                              D o d g e  &  C o x
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                                  Income Fund


With lower interest rates prevailing at the end of 1997 and certain economic data pointing to a higher risk of accelerating inflation, our analyses suggested a less positive outlook for real returns. This cautionary view stems from a number of factors, including:

     * Above-trend growth in the money supply. The M2 measure of the money supply grew at a 5.6% annual rate in 1997 compared to a 3.8% increase in real GDP.

     * Sustained low levels of unemployment. At 4.7%, the average jobless rate for the first quarter is the lowest since 1970.

     * Signs of continued strong growth in the U.S. economy.

     * Potential for a "wealth effect". Individuals feel wealthier as a result of significant asset growth in the equity markets and respond by saving less and spending more.

Given our tempered expectations for real returns, we adopted a duration-neutral position in the Fund. That is, the price sensitivity of the Fund is now roughly equal to or slightly less than that of the broad fixed-income market. The adjustment was accomplished in January by trimming the Fund's holdings of longer duration corporate bonds. We believe that this change will benefit the real return prospects of the Fund over a three-to-five year investment horizon.

In Closing

While we feel that the duration decision is an important element of the fixed-income management process, we will continue to emphasize the Dodge & Cox hallmarks of fundamental research and individual security selection. Thank you for your continued confidence in the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey              /s/ A. Horton Shapiro
------------------------        -------------------------------------------
Harry R. Hagey, Chairman        A. Horton Shapiro, Executive Vice President

May 1, 1998


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                              D o d g e  &  C o x
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                                  Income Fund


Objective       The Fund's primary objective is to provide shareholders with a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

Strategy The Fund seeks to achieve these objectives by investing in a diversified portfolio of primarily high-quality bonds and other fixed-income securities, while striving to maintain the Fund's yield higher than that of the broad bond market. Dodge & Cox conducts thorough fundamental research on each of the Fund's investments, taking many factors into consideration including creditworthiness and structural characteristics. Fixed-income securities in the Fund will generally include U.S. Treasury, mortgage-related and corporate issues.


Investment Performance Since Inception                  through March 31, 1998
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                              Dodge & Cox
                              Income Fund                LBAG Index
                              -----------                ----------
01/01/1989                         10,000                    10,000
12/31/1989                         11,411                    11,455
12/31/1990                         12,256                    12,482
12/31/1991                         14,451                    14,479
12/31/1992                         15,581                    15,550
12/31/1993                         17,350                    17,067
12/31/1994                         16,848                    16,568
12/31/1995                         20,252                    19,630
12/31/1996                         20,988                    20,339
12/31/1997                         23,088                    22,308
03/31/1998                         23,414                    22,653


Average annual total return for                                   9.25 years
periods ended March 31, 1998            1 Year     5 Years    (Since Inception)
-------------------------------------------------------------------------------
Dodge & Cox Income Fund                 12.42%     7.48%           9.63%
Lehman Brothers Aggregate
  Bond Index                            12.00      6.94            9.24

The chart covers the period from January 1, 1989 to March 31, 1998. It compares a $10,000 investment made in the Dodge & Cox Income Fund to a $10,000 investment made in the Lehman Brothers Aggregate Bond (LBAG) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The LBAG Index is a broad-based unmanaged measure of investment grade-rated corporate and U.S. Government fixed-income securities. Index returns include interest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

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Fund Information                                                  March 31, 1998
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
General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                               $12.03
Total Net Assets (millions)                                               $780
1997 Expense Ratio                                                        0.49%
1997 Portfolio Turnover                                                     28%
30 Day SEC Yield*                                                         5.99%
Fund Inception Date                                                       1989

Investment Manager:  Dodge & Cox,
San Francisco. Managed by
ten-member Bond Strategy Committee,
with members' average tenure at
Dodge & Cox of 12 years.

Asset Allocation
--------------------------------------------------------------------------------
[PIE CHART APPEARS HERE]
Bonds:                                                                    95.1%
Short-Term Investments:                                                    4.9%

Bond Characteristics
--------------------------------------------------------------------------------
Number of Bonds                                                             93
Average Quality                                                            AA+
Average Maturity                                                    10.5 years
Effective Duration                                                  4.35 years

Moody's/Standard & Poor's
Quality Ratings                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                     61.5
Aaa/AAA                                                                    2.7
Aa/AA                                                                      2.6
A/A                                                                       16.1
Baa/BBB                                                                   11.6
Ba/BB                                                                      0.6
Short-Term Investments                                                     4.9

Sector Breakdown                                                      % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                       22.6
Federal Agency CMO and REMIC+                                             19.6
Federal Agency Mortgage Pass-Through                                      19.3
Asset-Backed                                                               0.9
Corporate                                                                 27.4
Foreign (U.S. Dollar-denominated)                                          5.3
Short-Term Investments                                                     4.9

+ Collateralized Mortgage
  Obligation and Real Estate
  Mortgage Investment Conduit



Maturity Breakdown                                                   % of Fund
--------------------------------------------------------------------------------
0-1 Years to Maturity                                                     15.6
1-5                                                                       38.2
5-10                                                                      20.6
10-15                                                                      4.8
15-20                                                                      2.4
20-25                                                                      7.7
25 and Over                                                               10.7


*An annualization of the Fund's total net investment income per share for the
               30-day period ended on the last day of the month.

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                              D o d g e  &  C o x
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                                  Income Fund

Portfolio of Investments                                          March 31, 1998
--------------------------------------------------------------------------------
                                                              Percentage of Fund
BONDS:                                                                    95.1%

U.S. TREASURY AND GOV'T AGENCY:                                           22.6%

FEDERAL AGENCY CMO* AND REMIC**:                                          19.6%

FEDERAL AGENCY MTG. PASS-THROUGH:                                         19.3%

ASSET-BACKED SECURITIES:                                                   0.9%
        CA Infrastructure and Econ. Dev. Bank SP Trust SCE-1
          Rate Reduction Cft. 1997-1 A-2 6.14%, 3/25/2002..............    0.9

CORPORATE:                                                                27.4%
INDUSTRIAL:                                                               13.8%
        Raytheon Co., various securities...............................    2.9
        Lockheed Martin Corp., various securities......................    2.8
        Dayton Hudson Corp., various securities........................    2.6
        Walt Disney Co. Debentures 7.55%, 7/15/2093....................    2.1
        May Department Stores, various securities......................    1.8
        Time Warner Entertainment Sr. Debentures 8.375%, 7/15/2033.....    1.2
        Union Camp Corp. Debentures 9.25%, 2/1/2011....................    0.4

FINANCE:                                                                  12.3%
        Ford Motor Credit Co. Global Notes 7.20%, 6/15/2007............    2.7
        Norwest Corp., various securities..............................    2.5
        GMAC Put Notes 8.875%, 6/1/2010................................    2.1
        Hartford Financial Services Group, various securities..........    1.6
        J.P. Morgan Capital Trust I 7.54%, 1/15/2027...................    0.8
        BankAmerica Capital II 8.00%, 12/15/2026.......................    0.8
        Citicorp Capital Trust I 7.933%, 2/15/2027.....................    0.7
        First Nationwide Bank Sub. Debentures 10.00%, 10/1/2006........    0.6
        Citicorp Capital Trust II 8.015%, 2/15/2027....................    0.2
        Barclays No. American Capital 9.75%, 5/15/2021.................    0.2
        CIGNA Corp. 7.65%, 3/1/2023....................................    0.1

TRANSPORTATION:                                                            1.1%
        Consolidated Rail Corp. 9.75%, 6/15/2020.......................    0.9
        Seaboard Coast Line Railroad Equip. Tr. 11.25%, 3/1/1999.......    0.1
        Norfolk & Western Railroad Equip. Tr. 10.125%, 7/1/2000........    0.1


UTILITIES:                                                                 0.2%
        Idaho Power Co. 1st Mtge. Bonds 9.50%, 1/1/2021................    0.2

FOREIGN (U.S. DOLLAR-DENOMINATED):                                         5.3%

        CANADIAN CORPORATE:                                                3.6%
        Hydro-Quebec, various securities...............................    2.4
        Canadian Pacific Ltd. 9.45%, 8/1/2021..........................    1.2

INTERNATIONAL AGENCY:                                                      1.7%
        Inter-American Development Bank 7.125%, 3/15/2023..............    1.1
        European Investment Bank 10.125%, 10/1/2000....................    0.6

SHORT-TERM INVESTMENTS:                                                    3.5%

OTHER ASSETS LESS LIABILITIES:                                             1.4%

TOTAL NET ASSETS:                                                        100.0%

 * CMO: Collateralized Mortgage Obligation
** REMIC:  Real Estate Mortgage Investment Conduit

The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

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                General Information
                ----------------------------------------------------------------

Investment      Since 1930, Dodge & Cox has been providing professional
Manager         investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions.
                Dodge & Cox manages the Dodge & Cox Income Fund, the Dodge & Cox
                Balanced Fund and the Dodge & Cox Stock Fund.

No-Load         Shares of the Fund are purchased and redeemed at net asset
Fund            value. There are no sales, redemption or rule 12b-1 plan
                distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic       Shareholders may make regular monthly or quarterly investments
                Investment Plan of $100 or more through automatic deductions from their bank accounts.

Withdrawal      Shareholders owning $10,000 or more of the Fund's shares may
Plan            elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment    Shareholders may direct that dividend and capital gains
Plan            distributions be reinvested in additional Fund shares.

                The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has a Regular and Roth Individual Retirement Account Plan (IRA) available for shareholders of the Fund.

Shareholder     Fund literature and details on all of these Plans are
Inquiries       available from the Fund upon request.

                Dodge & Cox Income Fund
                c/o BFDS
                P.O. Box 9051
                Boston, MA 02205-9051
                (800) 621-3979

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